SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) November 14, 2003


                            SUNSHINE PCS CORPORATION
                            ------------------------

             (Exact Name of Registrant as Specified in its Charter)



  Delaware                        333-50948                       13-4141279
  --------                        ---------                       ----------

(State or other                 (Commission File                 (IRS Employer
Jurisdiction of                     Number)                     Identification)
Incorporation)




  359 West 11th Street, Suite 7B, New York, NY                        10014
  --------------------------------------------                        -----

    (Address of Principal Executive Offices)                        (Zip Code)



      Registrant's Telephone Number, Including Area Code: (646) 336-1718
                                                          ---------------


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ITEM 4. Changes in Registrant's Certifying Accountants.
        ----------------------------------------------

     Following the completion of its review of the financial statements of Sunshine PCS Corporation (the "Company") for the quarter ended September 30, 2003, on November 14, 2003, Ernst & Young LLP ("Ernst & Young") notified the Company of its resignation as the Company's independent auditor. Ernst & Young's decision was based, in part, on the existence of pending litigation initiated by Morgan Group Holding Co., an entity that was created through a spin-off from Lynch Interactive Corporation. The Company was also created in 1999 through a spin-off from Lynch Interactive Corporation. Morgan Group Holding Co. sued Ernst & Young in its capacity as the independent auditor of The Morgan Group, Inc., a public company in which Morgan Group Holding Co. had a majority interest.

     The Company expects to appoint a new independent auditor during the fourth quarter of 2003.

     The reports of Ernst & Young on the Company's financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For both of the past two fiscal years, the reports of Ernst & Young did contain an explanatory paragraph in which Ernst & Young expressed substantial doubt as to the Company's ability to continue as a going concern.

     In connection with the audits of the Company's financial statements for each of the two most recent fiscal years and in the subsequent interim period through November 14, 2003, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with its reports. There were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Ernst & Young with a copy of the foregoing disclosures. Attached, as Exhibit 16.1, is a copy of Ernst & Young's letter, dated November 21, 2003, stating its agreement with such statements except with respect to the second paragraph above for which it has no basis to agree or disagree.

ITEM 7. Financial Statements and Exhibits.
        ---------------------------------

     (c)  Exhibits.

     16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 21, 2003.


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                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUNSHINE PCS CORPORATION


                                        /s/ Karen E. Johnson
                                        --------------------
                                        Karen E. Johnson
                                       Chief Executive Officer




Date: November 21, 2003


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                                  EXHIBIT INDEX

Exhibit 16.1-- Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 21, 2003.